Exhibit 99.5

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form F-10, of our report dated June 30, 2025 relating to the consolidated financial statements which appeared in VERSES AI Inc. for the two years ended March 31, 2025 and 2024.

We also consent to the reference to our firm under the heading “Interest of Experts” and “Auditors, Transfer Agent and Registrar” in the short form base shelf prospectus filed as part of to the Registration Statement on Form F-10 in such registration statement.

/s/ M&K CPA’s, PLLC

The Woodlands, TX

July 9, 2025